                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

/X/  Filed by Registrant.
/ /  Filed by Party other than the Registrant

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SUITE101.COM, INC.
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box):
/X/  No fee required.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: __________________________________

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     2) Aggregate number of securities to which transaction
     applies: _________________________________

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5)  Total Fee Paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the Fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement Number:

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     3)  Filing Party:

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     4)  Date Filed:

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



                               SUITE101.COM, INC.
                        1122 MAINLAND STREET - SUITE 390
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6B 5L1

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of Suite101.com, Inc. (the "Company") will be held at the offices of the Company at 1122 Mainland Street - Suite 390, Vancouver, British Columbia, Canada V6B 5L1, on Friday, June 11, 1999, at 10:00AM, local time, for the following purposes:

         1. To elect five (5) directors of the Company to hold office until the next Annual Meeting of Shareholders in 2000 and until their respective successors are elected and qualified;

         2. To consider and vote on a proposal to approve the adoption of the 1998 Stock Incentive Plan; and

         3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

         Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of the Company's Common Stock of record at the close of business on April 26, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting.

         We hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which requires no postage and is intended for your convenience.

                                               JULIA M. BRADSHAW, SECRETARY

Dated:  April 30, 1999

                               SUITE101.COM, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

         The enclosed proxy is solicited by the Board of Directors of Suite101.com, Inc., a Delaware corporation (the "Company"), from the holders of shares of Common Stock, $.001 par value ("Common Stock") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company at 1122 Mainland Street - Suite 390, Vancouver, British Columbia, Canada V6B 5L1, on Friday, June 11, 1999, at 10:00AM, local time, and at any adjournments thereof.

         The only business which the Board of Directors intends to present or knows that others will present at the Meeting is: (i) the election of five
(5) Directors of the Company to hold office until the next Annual Meeting of Shareholders in 2000 and until their successors have been elected and qualified; and (ii) to consider and vote on a proposal to approve the adoption of the 1998 Stock Incentive Plan. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder's direction. Unless otherwise specified, proxies in the enclosed form will be voted for the election of the five (5) Directors named as nominees and in favor of the other proposal. Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to Julia M. Bradshaw, Secretary of the Company, at the address set forth below.

         The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. The proposal to approve the adoption of the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the shareholders present in person or represented by a proxy at the meeting and entitled to vote. With regard to the election of Directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast.

         Abstentions may be specified on the proposal submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. However, abstentions on the proposal will have no effect on the outcome of the vote on such proposal where the outcome requires the affirmative vote of a majority of votes cast at the Meeting.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors. Under applicable Delaware law, "broker non-votes" on any proposal (where a broker submits a proxy but does not vote a customer's shares on such proposal) will be considered not entitled to vote on that proposal and thus will not be counted in determining the outcome of such vote. Likewise, where authority to vote for the election of Directors is withheld by a stockholder, such shares will not be counted in determining the outcome of such vote. Therefore, broker non-votes with respect to the election of Directors and stockholders who mark their proxies to withhold authority to vote their shares will have no effect on the outcome of such proposal, although broker non-votes and proxies submitted where the vote for the election of Directors is withheld are counted in determining the existence of a quorum.

         Only holders of record of Common Stock as of the close of business on April 26, 1999 are entitled to vote at the Meeting or any adjournments thereof. On such date, the Company had outstanding voting securities consisting of 12,061,288 shares of Common Stock, each of which shares is entitled to one (1) vote on all proposals submitted to a vote of shareholders at the Meeting.

         The Company's principal executive office address is 1122 Mainland Street - Suite 390, Vancouver, British Columbia, Canada V6B 5L1, and its telephone number is (604) 682-1400. This Proxy Statement and the enclosed Form of Proxy will be mailed to the Company's shareholders on or about April 30, 1999.

1.       ELECTION OF DIRECTORS

         At the Meeting, it is proposed to elect five (5) Directors to hold office until the next Annual Meeting of Shareholders in 2000 and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the five nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors. Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

         The nominees as Director and their age are as follows:

                  Name                                                 Age
                  ----                                                 ---
                  Peter L. Bradshaw                                    65

                  Julia M. Bradshaw                                    36

                  Sunny Hirai                                          27

                  Mitchell G. Blumberg                                 55

                  Alfred J. Puchala, Jr.                               38

         Mr. Bradshaw, a co-founder of i5ive communications, inc. ("i5ive"), the outstanding stock of which was acquired by the Company on December 10, 1998, has been the Chairman of the Board, chief executive officer and a Director of the Company since December 10, 1998 and of i5ive since April 1996. From April 1993 to April 1996, he was a Director of Mobile Data Solutions, Inc. ("MDSI"), including Chairman of the Board from April 1993 to December 1995. MDSI develops and markets computer aided mobile (wireless) resource management software. Its shares of common stock are traded on the Nasdaq SmallCap Market. From May 1998 to August 1998, he was Chief Executive Officer and from July 1997 to the present, he has been Chairman of the Board of eDispatch.com Wireless Data, Inc (formerly Istep Mobile Communications, Inc.) ("eDispatch.com"), which also develops and markets computer aided mobile (wireless) resource management software. Commencing in September 1996 through January 1998, he was Director of Unitec International Controls Corp. Commencing in 1992 through December 1995, he was Chairman of the Board and Chief Executive Officer of TeleSoft Mobile Data, Inc., a venture capital firm investing in enterprises utilizing wireless data protocol. Mr. Bradshaw has a B.Com. Degree in Commerce and a major in History from the University of British Columbia. Mr. Bradshaw is the father of Julie M. Bradshaw.

         Ms. Bradshaw, a co-founder of i5ive, has been a Director of the Company and Managing Director of Real World Relations for the Company since December 10, 1998. She has been a Director of i5ive since April 1996. Prior to April 1996, she attended the University of Paris, Sorbonne and the University of British Columbia. In 1992, Ms. Bradshaw earned her B.A. degree from the University of British Columbia with a major in French Literature. Ms. Bradshaw is the daughter of Peter L. Bradshaw.

         Mr. Hirai, a co-founder of i5ive, has been a Director and the Chief Technical Officer of the Company since December 10, 1998 and of i5ive since April 1996. Prior to April 1996, he was, from June 1993 to April 1996, the owner of Salt and Pepper Graphix, a graphic design group, and from June 1994 to April 1995 he was the head of marketing at Artel Educational Resources. From June 1993 to June 1994, he was engaged in marketing with SunnyMarketing, Inc., a seafood brokerage firm. Mr. Hirai is a graduate from the British Columbia Institute of Technology, specializing in Small Business: Marketing Management.

         Mr. Blumberg was elected a Director of the Company in February 1999. He has been, since June 1994, engaged as a film producer and talent manager in Los Angeles, California, initially with Blumberg Productions and thereafter with Blumberg Productions and Management, through December 1998 and with Pritcher Forman/Mitch Blumberg since January 1999. Prior to June 1994, he was an Executive Vice President of RKO Pictures, Inc. Mr. Blumberg is also a Director of eo Dispatch.com. Mr. Blumberg holds undergraduate and law degrees from the University of Pennsylvania and an MBA degree from Harvard University.

         Mr. Puchala was elected a Director of the Company in April 1999. Mr. Puchala is a Managing Director of Signal Partners, LLC and a Principal of Signal Capital Partners, LP, positions he has held since April 1996 and June 1998, respectively. From April 1989 to April 1996, he was employed by Lazard Freres & Co. LLC, most recently as a Vice President. Mr. Puchala has a BA degree from Yale University, a JD degree from Georgetown University and a M. Econ. degree from New York University.

DIRECTOR AND OFFICER SECURITIES REPORTS

         The Federal securities laws require the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of the copies of such reports and other information furnished to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the Company's year ended December 31, 1998.

EXECUTIVE COMPENSATION

         During the year ended December 31, 1998, no officer or Director of the Company received compensation from the Company for serving in that capacity.

DIRECTORS COMPENSATION

         Directors of the Company do not receive any compensation for serving in that capacity; however, they are reimbursed for their out-of-pocket expenses in attending meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In April 1996, i5ive issued an aggregate of 100 Class A common shares to Northfield Capital Corporation and 284085 B.C. Ltd. for an aggregate purchase price of $73.

         From its inception in April 1996 through June 30, 1998 Northfield Capital Corporation and 284085 B.C. Ltd. advanced to i5ive the sums of $270,156 and $197,098 used for general corporate purposes and working capital. Such amounts accrued interest at the rate of 6.5% per annum. At the closing of the sale of the i5ive shares to the Company, Northfield Capital Corporation and 284085 B.C. Ltd. converted these advances and accrued interest into an aggregate of 414,975 and 302,753 shares, respectively, of i5ive. Such shares of i5ive were exchanged for 1,969,057 and 1,436,565 shares, respectively, of the Company's Common Stock or an effective purchase price, based on the amounts advanced by such persons through June 30, 1998, of approximately $0.14 per share of the Company's Common Stock.

         Subsequent to June 30, 1998, Northfield Capital Corporation and 284085 B.C. Ltd. advanced or incurred additional liabilities on behalf of i5ive aggregating $92,721 through November 30, 1998. Such amounts were repaid out of the proceeds of a private sale of the Company's securities completed in April, 1999.

2.       APPROVE ADOPTION OF 1998 STOCK INCENTIVE PLAN

         In December 1998, the Company adopted the 1998 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company and is subject to approval by the stockholders of the Company. All options currently outstanding under the Plan are conditioned upon the plan receiving such approval. Under the Plan, 1,200,000 shares of Common Stock have been reserved for issuance on exercise of options granted under the Plan. In no event, however, may any one participant in the Plan receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 150,000 shares of Common Stock in the aggregate per calendar year.

         On December 10, 1998, the date the Company acquired the outstanding stock of i5ive, outstanding options granted under i5ive's 1998 Stock Incentive Plan were assumed by the Company under the Plan . As a consequence, options to purchase 333,110 shares were granted under the Plan exercisable at $1.50 per share.

         The Plan is divided into five separate components: (i) the Discretionary Option Grant Program under which eligible individuals in the Company's employ or service (including officers and consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price equal to not less than the fair market value of the Common Stock on the date of grant, (ii) the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than their fair market value at the time of issuance or as a bonus tied to the performance of services, (iii) the Salary Investment Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of special below-market stock option grants, (iv) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible, non-employee members of the Board of Directors to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date and (v) the Director Fee Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow non-employee Board members the opportunity to apply a portion of any annual retainer fee otherwise payable to them in cash each year to the acquisition of special below-market option grants.

         The Discretionary Option Grant Program and the Stock Issuance Program initially will be administered by the Board of Directors. The Board of Directors, as Plan Administrator, will have the discretion to determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under U.S. federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The Board of Directors will also have the authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program in the event that program is activated for one or more calendar years, but the Board of Directors will not exercise any administrative discretion with respect to option grants made under the Salary Investment Option

Grant Program or under the Automatic Option Grant Program or Director Fee Option Grant Program for the non-employee Board members. All grants under those three latter programs will be made in strict compliance with the express provisions of each such program.

         The exercise price for the shares of Common Stock subject to option grants made under the Plan may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee. In addition, the Plan Administrator may provide financial assistance to one or more optionees in the exercise of their outstanding options or the purchase of their unvested shares by allowing such individuals to deliver a full-recourse, interest-bearing promissory note in payment of the exercise price and any associated withholding taxes incurred in connection with such exercise or purchase.

         Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.

         In the event that the Company is acquired by merger or sale of substantially all of its assets or securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable on an accelerated basis for all of the option shares upon (i) an acquisition or other change in control of the Company, whether or not those options are assumed or continued in effect, or (ii) the termination of the optionee's service within a designated period (not to exceed 18 months) following an acquisition or other change in control in which those options are assumed or continued in effect. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in the majority of the Board of Directors of the Company by reason of one or more contested elections for Board membership, with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period following such change in control.

         In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employees of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $12,000 nor more than $60,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member at any time after the January 1, 1999, whether by appointment by the Board of Directors or election of the stockholders, will automatically receive an option grant for 50,000 shares as of the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, on the date of each Annual Stockholders Meeting of the Company held after the Plan Effective Date, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock, provided such individual has served on the Board for at least six months. Each automatic grant for the non-employee Board members will have a term of 5 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 50,000-share automatic option grant will vest over a three-year period in successive equal annual installments upon the individual's completion of each year of Board service measured from the option grant date. Each 5,000-share automatic option grant will vest upon the individual's completion of one year of Board service measured from the option grant date. However, the shares subject to each automatic grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

         Should the Director Fee Option Grant Program be activated in the future, each non-employee Board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

         The shares subject to each option under the Salary Investment Option Grant and Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership. Limited stock appreciation rights will automatically be included as part of each grant made under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs and may be granted to one or more officers of the Company as part of their option grants under the Discretionary Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over
(ii) the exercise price payable for such share.

         The Board of Directors of the Company may amend or modify the Plan at any time, subject to any required stockholder approval. The Plan will terminate on the earliest of (i) 10 years after the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

         As a consequence of assuming options granted under the i5ive Plan, the Company has outstanding under the Plan options to purchase an aggregate of 333,110 shares of Common Stock at an exercise price of $1.50. In addition, through the Record Date options to purchase an additional 140,000 shares have been granted exercisable at $8.50 per share, including an option to purchase 50,000 shares granted to Mr. Blumberg exercisable at $3.34 per share.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL

         Adoption of the Proposal requires the affirmative vote of a majority of the votes cast at the meeting.

                      RELATIONSHIP WITH PUBLIC ACCOUNTANTS

         The Company terminated the engagement of Raimondo Pettit Group, its former auditors, on January 25, 1999. The Company's Board of Directors recommended the change in accountants. During the Company's two most recent fiscal years and any subsequent interim period preceding Raimondo Pettit Group's dismissal, there were no disagreements with Raimondo Pettit Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Raimondo Pettit Group, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Except for the explanatory paragraph relating to substantial doubt existing about the Company's ability to continue as a going concern, the audit reports of Raimondo Pettit Group on the Company's financial statements as of and for the two years ended December 31, 1997, did not contain an adverse opinion or a disclaimer of an opinion, nor were they qualified or modified as to audit scope, or accounting principles.

         During the Company's two most recent fiscal years and any subsequent interim period preceding Raimondo Pettit Group's dismissal, none of the events referred to in Item 304(a)(1)(v) of Regulation S-K has occurred.

         The Company's newly engaged independent accountants are N.I. Cameron Inc. N.I. Cameron Inc. was engaged by the Company on January 25, 1999. During the Company's two most recent fiscal years and any subsequent interim period prior to the engagement of N.I. Cameron Inc., neither the Company nor anyone on its behalf consulted N.I. Cameron Inc. regarding the matters referred to in Item 304(a)(2) of Regulation S-K.

         A representative of N.I. Cameron Inc. is expected to be present at the Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

         STATEMENT REQUIRED BY NATIONAL POLICY NUMBER 31 UNDER CANADIAN SECURITIES LEGISLATION. Effective January 25, 1999, the Directors appointed N.I. Cameron Inc., chartered accountants, to the position of auditor for the Company until this Meeting and requested the resignation of Raimondo Pettit Group, certified public accountants, the previous auditor of the Company. Shareholders are being asked to ratify the appointment of N.I. Cameron Inc., chartered accountants, as the Company's auditors for the year ending December 31, 1999. Included with this Proxy Statement as an Exhibit is a Reporting Package required under the National Policy Statement which consists of (a) the Notice of Change of Auditor, (b) letters addressed to the British Columbia Securities Commission from the former and successor auditors, and
(c) written confirmation that the Notice and letters referred to in (a) and
(b) have been reviewed by the Audit Committee of the Company.

                             COMMON STOCK OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, the Company had issued and outstanding 12,061,288 shares of its Common Stock. The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of the Common Stock by (i) those persons beneficially holding more than five percent of the Company's Common Stock, (ii) the Company's directors who beneficially own shares of the Common Stock and (iii) all of the Company's directors and officers as a group.

Name and Address of                       Number of Shares           Percentage of Outstanding
Beneficial Owner (1)                      Beneficially Owned (2)            Common Stock
----------------------------------------------------------------------------------------------
Peter L. Bradshaw                             1,436,565(3)                         11.9%

Julie M Bradshaw                                807,571                          6.7%

Sunny Hirai                                   1,122,068                          9.3%

Mitchell G. Blumberg
833 Moraga Drive - #12
Los Angeles, CA 90049                            50,000(4)                       0.4%

Alfred J. Puchala, Jr
Signal Partners, LLC
10 East 53rd Street
New York, NY 10022                              110,000(4)(5)                    0.9%

Benitz & Partners Limited (6)
94 Mount Street - First                       2,500,000                         20.7%
Floor
London, England W1Y 5h5

Northfield Capital
Corporation
350 Bay Street, Suite 1100                    2,244,136                         18.6%
Toronto, Ontario, Canada M5H 2S6

                                      -12-

Name and Address of                       Number of Shares           Percentage of Outstanding
Beneficial Owner (1)                      Beneficially Owned (2)             Common Stock
----------------------------------------------------------------------------------------------
284085 B.C. Ltd.
1122 Mainland Street -suite 390               1,436,565                         11.9%
Vancouver, BC, Canada  V6B 5L1

All officers and
directors as a group (5                       3,526,204                         28.9%
persons)


--------------------------------

(1) Unless otherwise indicated, the address of such person is c/o the Company.
(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days following April 26, 1999.
(3) Shares held by 284085 B.C. Ltd. of which Mr. Bradshaw is an officer, Director and principal shareholder.
(4)      Includes 50,000 shares issuable on exercise of an option.
(5) Includes 40,000 shares of Common Stock and warrants to purchase 20,000 shares of Common Stock.
(6) Benitz & Partners Limited is an investment dealer regulated in England by the Securities and Futures Authority and holds the shares as a portfolio manager as an agent for accounts fully managed by it. Benitz & Partners Limited disclaims a beneficial interest in such shares.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         On April 27, 1999, Messrs. Bradshaw, Blumberg and Puchala were elected to the Audit Committee of the Company's Board of Directors. From January 22, 1999 to April 27, 1999, Mr. Bradshaw, Ms. Bradshaw and Mr. Hirai constituted the Audit Committee. Prior to January 22, 1999, the Company's Board of Directors had no Audit Committee. The Company's Board of Directors has not appointed either a compensation committee or a nominating committee.

         The Company's Board of Directors held one meeting during the year ended December 31, 1998.

SUBMISSION OF SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

         Any proposals which shareholders intend to present for a vote of shareholders at the Company's 2000 Annual Meeting and which such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting must be sent to the Company's executive office and received by the Company not later than January 1, 2000.

GENERAL

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and the Company will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, including financial statements, is being mailed to shareholders herewith.

                                             By Order of the Board of Directors


                                             JULIA M. BRADSHAW, SECRETARY

Dated:  April 30, 1999

                                     EXHIBIT

                          REPORTING PACKAGE REQUIRED BY
                          NATIONAL POLICY STATEMENT 31

                                SUITE101.COM, INC

TO THE SHAREHOLDERS:

                           NOTICE OF CHANGE OF AUDITOR

We wish to advise that management of the Company has requested its auditor, Raimondo Pettit Group, Certified Public Accountants, to resign effective as of January 25, 1999.

The directors have appointed N.I. Cameron Inc., Chartered Accountants, of Suite 1103 - 750 West Pender Street, Vancouver, B. C. V6C 2T8 as auditor of the Company in the place and stead of Raimondo Pettit Group, Certified Public Accountants, until the close of the next Annual General Meeting of the Company.

There have been no reservations contained in the reports of Raimondo Pettit Group for the two most recently completed fiscal years. There are no reportable disagreements between the Company and Raimondo Pettit Group and there have been no qualified opinions or denials of opinions of Raimondo Pettit Group.

The termination of Raimondo Pettit Group and appointment of N.I. Cameron Inc. was considered and approved by the Company's Audit Committee, which has reviewed all the documents relating to this change of auditor.

Dated at Vancouver, B.C., this 25th day of January, 1999.

                                                         SUITE101.COM, INC

                                                         Per:

                                                         /s/PETER L. BRADSHAW
                                                         --------------------
                                                         Peter L. Bradshaw
                                                         President

                              RAIMONDO PETTIT GROUP

                A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
                           ACCOUNTANTS AND COSULTANTS
                          UNION BANK TOWER, SUITE 1250
                            21515 HAWTHORNE BOULEVARD
                           TORRANCE, CALIFORNIA 90503

                                                        TELEPHONE (310) 540-5990
                                                              FAX (310) 543-3066

                                 March 10, 1999

B.C. Securities Commission
865 Hornby St., Ste. 1100
Vancouver, British Columbia
Canada  V6Z 2H4

RE:  Suite101.com, Inc.

Gentlemen:

As required by National Policy Statement No. 31, we have reviewed the information contained in the Notice of Change of Auditor for Suite 101.com, Inc. (the "Company") and based upon our firm's knowledged of the circumstances, we do not disagree with the information contained in the Notice.

Our understanding is that the Notice will read as follows:

                  "TO THE SHAREHOLDERS:

                                    NOTICE OF CHANGE OF AUDITOR

                  We wish to advise that management of the Company has requested its auditor, Raimondo Pettit Group, Certified Public Accountants, to resign effective as of January 25, 1999.

                  The directors have appointed N.I. Cameron Inc., Chartered Accountants, of Suite 1103 - 750 West Pender Street, Vancouver, B.C. V6C 2T8 as auditor of the Company in the place and stead of Raimondo Pettit Group, Certified Public Accountants, until the close of the next Annual General Meeting of the Company.

RAIMONDO PETTIT GROUP

B.C. Securities Commission
March 10, 1999
Page 2

                  Except for an explanatory paragraph relating to substantial doubt existing about the Company's ability to continue as a going concern, there have been no reservations contained in the reports of Raimondo Pettit Group for the two most recently completed fiscal years. There are no reportable disagreements between the Company and Raimondo Pettit Group and there have been no qualified opinions or denials of opinions of Raimondo Pettit Group.

                  The termination of Raimondo Pettit Group and appointment of N.I. Cameron Inc. was considered and approved by the Company's Audit Committee, which has reviewed all the documents relating to this change of auditor."

We have been advised that the Company intends to include the Notice of Change of Auditor in the Information Circular to be mailed to shareholders for the Company's next annual general meeting.

                                                       Very truly yours,

                                                       Raimondo Pettit Group

RPG:dlw

cc:      Ontario Securities Commission
         Quebec Securities Commission
         Alberta Securities Commission
         Suite101.com, Inc.

                                                               N.I. CAMERON INC.
                                                           CHARTERED ACCOUNTANTS

March 9, 1999

B.C. Securities Commission
Suite 1100 - 865 Hornby Street
Vancouver, B.C.  V6Z 2H4

Dear Sirs:

Re:      Suite101.com, Inc. (the "Company")

As required by National Policy Statement No. 31, we have reviewed the information contained in the Notice of Change of Auditor for the Company and, based upon our firm's knowledge of the circumstances, we do not disagree with the information contained in the notice. Our understanding is that the notice will read as follows:

                  "TO THE SHAREHOLDERS:

                           NOTICE OF CHANGE OF AUDITOR

We wish to advise that management of the Company has requested its auditor, Raimondo Pettit Group, Certified Public Accountants, to resign effective as of January 25, 1999.

The directors have appointed N.I. Cameron Inc., Chartered Accountants, of Suite 1103 - 750 West Pender Street, Vancouver, B.C. V6C 2T8 as auditor of the Company in the place and stead of Raimondo Pettit Group, Certified Public Accountants, until the close of the next Annual General Meeting of the Company.

There have been no reservations contained in the reports of Raimondo Pettit Group for the two most recently completed fiscal years. There are no reportable disagreements between the Company and Raimondo Pettit Group and there have been no qualified opinions or denials of opinions of Raimondo Pettit Group.

The termination of Raimondo Pettit Group and appointment of N.I. Cameron Inc. was considered and approved by the Company's Audit Committee, which has reviewed all the documents relating to this change of auditor."

We have been advised that the Company intends to include the Notice of Change of Auditor in the Information Circular to be mailed to shareholders for the Company's next annual general meeting.

Yours truly,

N.I. CAMERON INC.
CHARTERED ACCOUNTANTS

Per:

N.I. Cameron, C. A.

cc:      Ontario Securities Commission
         Quebec Securities Commission
         Alberta Securities Commission

N.I. (Nick) CAMERON, C.A.            Suite 1103, 750 West Pender St.            Telephone  604 669 9631
an incorporated professional         Vancouver, B.C. Canada  V6C 2T8            Facsimile  604 669 1848

                               SUITE101.COM, INC.
                         SUITE390 - 1122 MAINLAND STREET
                             VANCOUVER, B.C. V6B 5L1

March 10, 1999

VIA SEDAR

British Columbia Securities Commission
11th Floor, 865 Hornby St.
Vancouver, B. C.  V6Z 2H4

ATTN:  STATUTORY FILINGS

RE:      CHANGE OF AUDITOR

Dear Sirs:

Re:      Suite101.com, Inc. (the "Company")
         ----------------------------------

This letter will confirm that the Company's Audit Committee has reviewed the Notice of Change of Auditor and the letters from the former and successor auditors (the "Reporting Package") prior to the Reporting Package being mailed to the Company's shareholders.

Yours truly,

SUITE101.COM, INC.

Per:


Peter L. Bradshaw
President

cc:      Ontario Securities Commission
         Quebec Securities Commission
         Alberta Securities Commission

                             APPENDIX: FORM OF PROXY

                               SUITE101.COM, INC.
                        1122 MAINLAND STREET - SUITE 390
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6B 5L1


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Peter L. Bradshaw and Ms. Julia M. Bradshaw, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Suite101.com, Inc. held of record by the undersigned on April 26, 1999 at the annual meeting of shareholders to be held on June 11, 1999 or any adjournment thereof.

         1.       Election of Directors

                  /  /     For all nominees listed below  (except as marked to
                           contrary below)

                  /  /     Withhold Authority to vote for all nominees listed
                           below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                  Peter L. Bradshaw                     Mitchell G. Blumberg
                  Sunny Hirai                           Alfred J. Puchala, Jr.
                  Julia M. Bradshaw

         2. The proposal to approve the adoption of the 1998 Stock Incentive Plan..

                     / / In Favor        / / Against         / /Abstain

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



Dated:  _______________, 1999            -------------------------------------
                                         Signature
                                         Title (if required)



                                         -------------------------------------
                                         Signature (if held jointly)



                                      -ii-